Merger Agreement /
Fusionsvertrag

1
Merger Agreement
Fusionsvertrag
dated ___9 February 2024_________
vom ____ 9. Februar 2024 _____________
between
zwischen
UBS Switzerland AG
Bahnhofstrasse 45
8001 Zurich
(hereinafter " UBS Switzerland AG ")
(nachfolgend " UBS S
WITZERLAND
AG ")
and
und
Credit Suisse (Schweiz) AG
Paradeplatz 8
8001 Zurich
(hereinafter " Credit Suisse (Schweiz) AG ")
(nachfolgend " C
REDIT
S
UISSE
(S
CHWEIZ
) AG" )
(together referred to as the " Parties " and each as a " Party ")
(zusammen die " P
ARTEIEN
" und einzeln die " P
ARTEI
")

Merger Agreement /
Fusionsvertrag

The English version of this merger agreement

prevails.
Die englische Version dieses Fusionsvertrags geht vor.

Merger Agreement /
Fusionsvertrag

Table of contents / Inhaltsverzeichnis
Exhibits /
Anhänge

......................................................................................

4
Recitals / Erwägungsgründe .........................................................................

5
1
Merger /
Fusion

..................................................................................

6
2
Use of exemptions / Anwendung von

Ausnahmen ...................................

7
3
Share capital, compensation,

special benefits /
Aktienkapital, Abfindungen,
besondere Vorteile

..............................................................................

7
3.1
Share capital and contributions /
Aktienkapital und Einlagen

..........

7
3.2
Compensation /
Abfindung

.........................................................

8
3.3
Special benefits /
Besondere Vorteile

...........................................

8
4
Information to creditors /
Information der Gläubiger

...............................

8
5
Publication and information of employees /
Publikation und Information der
Arbeitnehmer

.....................................................................................

8
6
Validity of the merger agreement

/
Gültigkeit des Fusionsvertrages

..........

9
6.1
Entry into force /
Inkrafttreten

...................................................

9
6.2
Conditions precedent to the Merger /
Bedingungen für die Fusion

...

9
7
Closing /
Vollzug

...............................................................................

11
8
Miscellaneous /
Verschiedenes

............................................................

13
8.1
Taxes

/
Steuern

......................................................................

13
8.2
Modifications and amendments of the agreement

/
Vertragsänderung und Vertragsanpassung

.......................................

14
8.3
Applicable law and jurisdiction /
Anwendbares Recht und
Gerichtsstand

...............................................................................

14
Exhibit 1

.................................................................................................

17
Anhang 1

................................................................................................

17

Merger Agreement /
Fusionsvertrag

Exhibits / Anhänge
Exhibit 1

Merger balance

sheet of

Credit Suisse

(Schweiz)

AG (bal-
ance sheet per 30 September 2023)
Anhang 1

Fusionsbilanz

der

C
REDIT
S
UISSE
(S
CHWEIZ
)
AG

(Bilanz

per

30.

Sep-
tember 2023)

Merger Agreement /
Fusionsvertrag

Recitals / Erwägungsgründe
A)
UBS Switzerland AG

is a company

limited by shares

pursuant to art. 620
et seqq .
of the

Swiss Code

of Obligations

("
CO
") with

its registered

office in

Zurich. Its

share
capital amounts to CHF 10,000,000.00 and

is divided into 100,000,000 registered
shares with a par value of CHF 0.10 per

share.
UBS S
WITZERLAND

AG ist eine Aktiengesellschaft im

Sinne von Art. 620 ff. des

Schweizer Obliga-
tionenrechts (" OR
") mit Sitz in Zürich. Das

Aktienkapital beträgt CHF 10'000'000.00 und ist un-
terteilt in 100'000'000 Namenaktien mit einem Nennwert von CHF 0.10 pro Aktie.
B) Credit Suisse (Schweiz) AG is a company limited by shares pursuant to art. 620 et seqq
.

CO

with

its

registered

office

in

Zurich.

Its

share

capital

amounts

to
CHF 100,000,000.00 and is divided into

100,000,000 registered shares with

a par
value of CHF 1.00 per share.
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG ist

eine Aktiengesellschaft

im Sinne

von Art.

620 ff.

OR mit

Sitz in
Zürich. Das Aktienkapital beträgt

CHF 100'000'000.00 und ist unterteilt

in 100'000'000 Namen-
aktien mit einem Nennwert von CHF 1.00 pro Aktie.
C)
UBS

Switzerland

AG

is

a

direct

wholly

owned

subsidiary

of

UBS

AG

and

Credit
Suisse (Schweiz) AG is a direct wholly owned

subsidiary

of Credit Suisse AG.
UBS S
WITZERLAND
AG

ist

eine

direkte

hundertprozentige

Tochtergesellschaft

der

UBS

AG

und
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG

ist

eine

direkte

hundertprozentige

Tochtergesellschaft

der

Credit
Suisse AG.
D)
In order

to facilitate

the further

integration

of the

UBS banking

business and

the
Credit Suisse

banking business

following the

merger between

UBS Group

AG and
Credit Suisse Group AG which completed on 12 June 2023, it is intended to merge
Credit

Suisse

AG

into

UBS

AG

("
Parent

Bank

Merger
")

and

subsequent

to

the
completion of the Parent Bank Merger,

upon which UBS Switzerland AG and Credit
Suisse (Schweiz)

AG will

both be

direct wholly

owned subsidiaries

of UBS

AG, to
merge Credit Suisse (Schweiz) AG into UBS

Switzerland AG.
Um nach

der am

12. Juni

2023 vollzogenen Fusion

zwischen der UBS

Group AG und

der Credit
Suisse Group

AG die

weitere Integration

des UBS

Bankengeschäfts und

des Credit

Suisse Ban-
kengeschäfts zu erleichtern, soll die Credit Suisse AG

in die UBS AG fusioniert werden ("
P
ARENT
B
ANK
M
ERGER
"),

und

nach

dem

Vollzug

des

P
ARENT
B
ANK
M
ERGERS
,

nach

welchem

die

UBS
S
WITZERLAND
AG und C
REDIT
S
UISSE
(S
CHWEIZ
) AG beide direkte hundertprozentige Tochtergesell-
schaften der

UBS AG

sein werden,

soll die

C
REDIT
S
UISSE
(S
CHWEIZ
)
AG in

die UBS

S
WITZERLAND
AG fusioniert werden.
T
HEREFORE
,

THE
P
ARTIES AGREE TO THE FOLLOWING
:
D
IE
P
ARTEIEN VEREINBAREN DAHER DAS
F
OLGENDE
:

Merger Agreement /
Fusionsvertrag

1 Merger / Fusion
1 The Parties hereby agree to merge with each other pursuant to art. 3 para. 1 lit. a in combination with art. 4 para. 1 lit. a

of the Federal Act on Mergers, Demergers,
Conversion and

Transfer of Assets and

Liabilities ("
Merger Act
") and

in accordance
with this

merger agreement (merger

by absorption between

two companies limited
by

shares;

the

"
Merger
").

UBS

Switzerland

AG

is

the

surviving

company,

and
Credit Suisse (Schweiz) AG is the transferring

company.
Die P
ARTEIEN

vereinbaren hiermit im Sinne von Art. 3 Abs.

1 lit. a in Verbindung mit Art. 4

Abs. 1
lit. a

des

Bundesgesetzes

über

Fusion,

Spaltung,

Umwandlung

und

Vermögensübertragung
(" F
US
G
")

nach

Massgabe

dieses

Fusionsvertrages

zu

fusionieren

(Absorptionsfusion

zwischen
zwei Aktiengesellschaften;

die "
F
USION
"). UBS

S
WITZERLAND
AG ist

die übernehmende

Gesellschaft
und C
REDIT
S
UISSE
(S
CHWEIZ
) AG ist die übertragende Gesellschaft.
2
Credit Suisse

(Schweiz) AG

will transfer

to UBS

Switzerland AG

all its

assets and
liabilities,

as evidenced on the

merger balance sheet attached

as Exhibit 1 (statu-
tory balance

sheet of

Credit Suisse

(Schweiz) AG

as per 30

September 2023),

as
well as

its contracts

by universal

succession,

with legal

effect as

per the

time of
entry in the commercial register.

The Parties agree that this merger balance sheet
shall be superseded and

replaced for the purposes

of this merger agreement

with
an audited statutory balance sheet of Credit

Suisse (Schweiz) AG as per 31 March
2024, which – upon

completion of the audit

of such balance sheet

– shall become
the applicable merger balance sheet (and thus the new Exhibit 1) for the purposes
of this merger agreement.
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG wird

sämtliche Aktiven und

Passiven gemäss der

als Anhang

1 bei-
gefügten Fusionsbilanz

(handelsrechtliche Bilanz

der C
REDIT
S
UISSE
(S
CHWEIZ
)
AG per 30.

Septem-
ber 2023)

sowie ihre

Verträge durch

Universalsukzession mit

Wirkung per

Eintragung ins

Han-
delsregister auf UBS S
WITZERLAND
AG übertragen. Die

Parteien vereinbaren, dass

diese Fusions-
bilanz für die

Zwecke dieses Fusionsvertrages

durch eine handelsrechtliche,

geprüfte Bilanz der
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG per 31.

März 2024 ersetzt

wird, welche –

nach Abschluss der

Prüfung
dieser Bilanz – für die Zwecke dieses Fusionsvertrages als anwendbare Fusionsbilanz (und somit als neuer Anhang 1) gelten soll.
3
UBS Switzerland AG

will record these

assets and liabilities

in its statutory balance
sheet at

their present

statutory book

values in

accordance with Exhibit

1 with

effect
as

per

the

balance

sheet

date

of

1

April

2024.

Therefore,

all

relevant

acts

and
transactions as of

and from

1 April

2024 onwards are

deemed to

be made on

behalf
of

UBS

Switzerland

AG

and

will

be

booked

in

the

accounts

accordingly

with

the
profits and

losses generated

in Credit

Suisse (Schweiz)

AG from

such date

being
recorded in the profit and loss statement of UBS

Switzerland AG. UBS Switzerland
AG

knows

and

accepts

all

legal

transactions

entered

into

and

all

movements

in
assets and

liabilities, as against

the merger

balance sheet,

incurred since

that date.
UBS S
WITZERLAND
AG wird

diese Aktiven

und Passiven

zu bisherigen

statutarischen Buchwerten
gemäss Anhang

1 mit

Wirkung per

Bilanzstichtag 1.

April 2024

in ihre

handelsrechtliche Bilanz
übernehmen. Demnach

gelten alle

Handlungen am

und ab

dem 1.

April 2024

als für

Rechnung
der UBS S
WITZERLAND
AG vorgenommen und werden entsprechend verbucht. Die von der C
REDIT

Merger Agreement /
Fusionsvertrag

S
UISSE
(S
CHWEIZ
) AG ab diesem Datum generierten Gewinne und Verluste werden in der Erfolgs-
rechnung der UBS S
WITZERLAND
AG erfasst. UBS S
WITZERLAND
AG kennt und akzeptiert sämtliche
seit diesem Datum eingegangenen

Rechtsgeschäfte und gegenüber der

Fusionsbilanz eingetrete-
nen Veränderungen von Aktiven und Passiven.
2
Use of exemptions / Anwendung von

Ausnahmen
4
Since UBS

AG will

own 100%

of the

shares in

UBS Switzerland

AG and

100% of
the shares

in Credit

Suisse (Schweiz)

AG

at the

time

of the

filing of

this

merger
agreement with

the commercial

register in

accordance with

section
7
, the Merger
can

be

carried

out

under

simplified

conditions

pursuant

to

art. 23

para. 1

lit. b
Merger Act. The

Parties agree

to make

use of the

exemptions pursuant

to art. 24
para. 1 Merger Act, i.e.,
Da

sich

100%

der

Aktien

der

UBS
S
WITZERLAND

AG

und

100%

der

Aktien

der

C
REDIT
S
UISSE
(S
CHWEIZ
)
AG im Zeitpunkt

der Anmeldung dieses

Fusionsvertrages beim Handelsregister

gemäss
Ziff.
7

im Eigentum

der UBS

AG befinden

werden,

kann die

F
USION

gemäss Art. 23

Abs. 1 lit. b
F
US
G unter

erleichterten Voraussetzungen

durchgeführt werden.

Die P
ARTEIEN

vereinbaren, von
den Erleichterungen gemäss Art. 24 Abs. 1 F
US
G Gebrauch zu machen, d.h.
●
not to include

in the merger

agreement the

particulars required

by art. 13
para. 1 lit. b-e Merger Act;
im Fusionsvertrag auf die Angaben nach Art. 13 Abs. 1 lit. b-e F
US
G zu verzichten;
●
neither to

establish a

merger report

(art. 14 Merger

Act), nor

to commission
a merger review (art. 15 Merger Act);
weder einen Fusionsbericht

zu erstellen (Art. 14 F
US
G), noch eine Fusionsprüfung

durch-
zuführen (Art. 15 F
US
G);
●
to waive the statutory procedure for inspection

(art. 16 Merger Act); and
auf die Durchführung eines Einsichtsverfahrens (Art. 16 F
US
G) zu verzichten; und
●
not to submit the merger

agreement to the shareholders

’

meetings of UBS
Switzerland AG and Credit Suisse (Schweiz) AG for resolution (art. 18 Mer-
ger Act).
den Fusionsvertrag den

Generalversammlungen der

UBS S
WITZERLAND
AG und der

C
REDIT
S
UISSE
(S
CHWEIZ
) AG nicht zur Beschlussfassung zu unterbreiten (Art. 18 F
US
G).
3
Share capital, compensation,

special benefits /
Aktienkapital, Abfindun-
gen, besondere Vorteile
3.1

Share capital and contributions /
Aktienkapital und Einlagen
5
The share

capital of

UBS Switzerland

AG will

not be

modified in

relation with

the
Merger.

Since UBS AG will own 100% of the shares

in UBS Switzerland AG and

Merger Agreement /
Fusionsvertrag

100% of the

shares in

Credit Suisse

(Schweiz) AG

at the

time of the

filing of

this
merger agreement with

the commercial register

in accordance with

section
7
, the
shares of Credit Suisse (Schweiz) AG will become null and void upon the closing of
the Merger.
Das Aktienkapital

der UBS

S
WITZERLAND
AG bleibt

im Rahmen

der F
USION

unverändert. Da

sich
100% der Aktien der UBS S
WITZERLAND

AG und 100% der Aktien der C
REDIT
S
UISSE
(S
CHWEIZ
) AG
im Zeitpunkt der Anmeldung dieses Fusionsvertrages beim Handelsregister gemäss Ziff.
7

im Ei-
gentum der UBS

AG befinden werden,

werden die Aktien

der C
REDIT
S
UISSE
(S
CHWEIZ
) AG mit dem
Vollzug der F
USION

ungültig.
3.2

Compensation /
Abfindung
6 The Parties agree that no compensation pursuant to art. 8 Merger Act will be paid.
Die P
ARTEIEN

sind sich einig, dass keine Abfindung im Sinne von Art. 8 F
US
G ausgerichtet wird.
3.3

Special benefits /
Besondere Vorteile
7 The Parties agree that no special benefits will be granted to members of a manag-
ing or administrative body pursuant to

art. 13 para. 1 lit. h Merger Act.
Die P
ARTEIEN

sind

sich

einig, dass

keine besonderen

Vorteile

im Sinne

von Art.

13 Abs. 1

lit. h
F
US
G an Mitglieder von Leitungs-

oder Verwaltungsorganen gewährt werden.
4 Information to creditors / Information der Gläubiger
8
The Parties will publish

a creditors' call pursuant to art. 25 para.

2 Merger Act.
Die P
ARTEIEN

werden einen Schuldenruf gemäss Art. 25 Abs. 2 F
US
G publizieren.
5
Publication and information of employees

/
Publikation und Information
der Arbeitnehmer
9
The Parties shall coordinate any information of the public, of

UBS Switzerland AG's
shareholder ( i.e
., UBS AG) and

of the authorities.
Die P
ARTEIEN
koordinieren die Information der Öffentlichkeit, der

Aktionärin der UBS S
WITZERLAND
AG (d.h. UBS AG) und der Behörden.
10
Both Parties have

employees and will

(and if required, will

procure that their sub-
sidiaries will) (i)

inform the employees

and/or their representatives

of the Merger
in compliance with the requirements of

the applicable laws (specifically art. 27 and
28

Merger

Act

in

connection

with

art.

333

and

333a

CO)

and

of

any

applicable
collective

bargaining

or

other

applicable

agreements

and

in

due

time

before

the
filing of

the Merger

with the

commercial registry,

and (ii)

if required

under appli-
cable laws (specifically

art. 27 and

28 Merger

Act in connection

with art. 333

and
333a CO) and applicable collective bargaining

or other applicable agreements,

Merger Agreement /
Fusionsvertrag

consult

with

the

employees

and/or

their

representatives

in

compliance

with

the
requirements

of

such

laws

and

agreements

in

due

time

before

the

filing

of

the
Merger with the commercial registry.

Both Parties will cooperate

in good faith and
provide prompt and reasonable assistance

to the other Party

to enable each Party
to

comply

with

the

obligations

described

in

this

section
5
,

and

shall

share

such
information as may

reasonably be

required in

order to discharge

applicable infor-
mation and consultation obligations.
Beide P
ARTEIEN

beschäftigen Mitarbeiter und

werden (und

soweit erforderlich, werden

gewährleis-
ten, dass

ihre Tochtergesellschaften)

(i) die

Mitarbeiter und/oder

ihre Vertreter

rechtzeitig vor
der Anmeldung der F
USION

beim Handelsregister unter Beachtung der anwendbaren gesetzlichen
Vorschriften (namentlich Art. 27 und 28 F
US
G in Verbindung mit Art. 333 und 333a OR) und der
Vorschriften der anwendbaren

Gesamtarbeits- oder anderen

Verträge informieren, und

(ii) sofern
gemäss den anwendbaren gesetzlichen Vorschriften (namentlich Art.

27 und 28 F
US
G in Verbin-
dung

mit

Art.

333 und

333a OR)

und

den Vorschriften

der anwendbaren

Gesamtarbeits-

oder
anderen

Verträge

erforderlich,

die

Mitarbeiter

und/oder

ihre

Vertreter

unter

Beachtung

dieser
gesetzlichen und vertraglichen Vorschriften rechtzeitig vor der Anmeldung der F
USION

beim Han-
delsregister konsultieren. Die P
ARTEIEN

werden nach den Grundsätzen von Treu und Glauben zu-
sammenarbeiten und

unverzüglich und

angemessen einander

unterstützen, um

die jeweils

andere
P
ARTEI
in die Lage zu versetzen, ihren

Pflichten nachzukommen, wie sie in

dieser Ziff.
5

beschrie-
ben sind, und werden darüber hinaus einander Informationen zur Verfügung stellen, soweit dies angemessen und erforderlich ist, um

die anwendbaren Informations- und Konsultationspflichten
zu erfüllen.
6 Validity of the merger agreement / Gültigkeit des Fusionsvertrages
6.1

Entry into force /
Inkrafttreten
11
This merger agreement will enter into force upon

its execution.

Dieser Fusionsvertrag tritt mit seiner Unterzeichnung in Kraft.
6.2

Conditions precedent to the Merger /
Bedingungen für die Fusion
12
The closing of the

Merger shall be

subject to the satisfaction

of the following

con-
ditions precedent:
Der Vollzug der Fusion untersteht folgenden aufschiebenden Bedingungen:

i)
receipt

of

all

licenses,

amendments

of

licenses,

approvals,

exemptions,
non-objections or confirmations required

to be obtained

for the closing

of the
Merger and subsequent continuation of the

business by UBS Switzerland

AG
under applicable laws, rules or regulations from the relevant competent reg-
ulatory

(including

self-regulatory)

and

governmental

authorities

(each

a
"
Regulatory

Approval
")

and

all

such

Regulatory

Approvals

being

in

full
force and effect and not having been revoked

until closing of the Merger;
Erhalt aller Bewilligungen, Änderungen von

Bewilligungen,

Genehmigungen,

Ausnahmen,
Nichtbeanstandungen

oder

Bestätigungen,

die

für

den

Vollzug

der

F
USION

und

die

an-
schliessende Weiterführung der Geschäftstätigkeit der UBS S
WITZERLAND
AG gemäss den

Merger Agreement /
Fusionsvertrag

geltenden Gesetzen,

Regeln oder Regulierungen von

den jeweils zuständigen Aufsichtsbe-
hörden (einschliesslich

der Selbstregulierungsbehörden)

und Regierungsbehörden

("
AUF-
SICHTSBEHÖRDLICHE
G
ENEHMIGUNGEN
")

erforderlich

sind,

und

dass

alle

diese
AUFSICHTSBE-
HÖRDLICHEN
G
ENEHMIGUNGEN

bis zum Vollzug der F
USION

in vollem Umfang in Kraft sind

und
nicht widerrufen wurden;
ii)
expiration

or

termination

of

any

statutory,

court

or

official

prohibitions

to
close, where

such prohibitions

are legally

enforceable in

Switzerland or

where
failure to

comply would,

in the

judgment of

UBS Switzerland

AG and

Credit
Suisse (Schweiz) AG,

have unacceptable

consequences for one

or both Par-
ties;
Ablauf oder

Beseitigung allfälliger

gesetzlicher, gerichtlicher

oder behördlicher

Vollzugs-
verbote, soweit diese

rechtskräftig in der

Schweiz vollstreckt werden

können oder deren
Nichtbefolgung nach Ansicht

der UBS
S
WITZERLAND
AG und der C
REDIT
S
UISSE
(S
CHWEIZ
) AG
für eine oder beide P
ARTEIEN

mit untragbaren Folgen verbunden wäre;
iii)
if required

under

applicable

laws

(specifically

art.

27 and

28

Merger

Act

in
connection

with

art.

333

and

333a

CO),

applicable

collective

bargaining

or
other

applicable

agreements:

implementation

and

completion

of

the

infor-
mation

and/or

consultation

procedure

with

the

employees

and/or

the

em-
ployee representatives of the Parties in compliance with the requirements of
such laws and/or agreements;

and
sofern

gemäss

den

anwendbaren

gesetzlichen

Vorschriften

(namentlich

Art.

27

und

28
FusG in

Verbindung mit

Art. 333

und 333a

OR), den

Vorschriften der

anwendbaren Ge-
samtarbeits- oder anderen Verträge

erforderlich: Durchführung und Abschluss

des Infor-
mations- und/oder Konsultationsverfahrens mit den Mitarbeitern und/oder Arbeitnehmer-
vertretern der P
ARTEIEN
unter Beachtung

dieser gesetzlichen und/oder

vertraglichen Vor-
schriften; und
iv)
registration of

the Parent

Bank Merger with

the competent commercial

reg-
isters.
Eintragung des Parent Bank Merger in den zuständigen Handelsregistern.
13
The chairman or the

vice chairman of the

board of directors of

UBS Switzerland AG
and the

chairman or

the vice

chairman of

the board

of directors

of Credit

Suisse
(Schweiz) AG may, by joint decision, waive the fulfillment of the mentioned condi-
tions (either in whole or in part, provided that any part

that is not waived is other-
wise satisfied) and direct that

the merger agreement be closed

despite non-fulfill-
ment of one or more of the conditions.
Der

Präsident

oder

der

Vizepräsident

des

Verwaltungsrates

der

UBS
S
WITZERLAND
AG

und

der
Präsident oder

der Vizepräsident

des Verwaltungsrates

der C
REDIT
S
UISSE
(S
CHWEIZ
) AG können
durch gemeinsamen Beschluss

auf den Eintritt der

genannten Bedingungen verzichten

(entweder
gänzlich oder teilweise, sofern diejenigen Teile der Bedingungen, auf die nicht verzichtet wurde,
erfüllt sind)

und bestimmen,

dass der

Fusionsvertrag trotz

fehlenden Eintritts

einer oder

mehrerer
Bedingungen vollzogen wird.

Merger Agreement /
Fusionsvertrag

7 Closing / Vollzug
14
Unless otherwise mutually agreed between the chairmen of

the boards of directors
of UBS Switzerland

AG and Credit Suisse

(Schweiz) AG, the boards

of directors of
the Parties will

file this merger

agreement or procure

that this merger

agreement
is filed

with the

commercial

register as

soon as

(i) the

audited statutory

balance
sheet

of

Credit

Suisse

(Schweiz)

AG

as

per

31

March

2024

is

available

and

has
replaced the

attached

current

merger

balance

sheet as

per 30

September

2023,
and (ii)

all conditions

precedent to

the Merger

set forth

in section

6.2 have

been
fulfilled (or waived in accordance with paragraph
13)
.
Sofern nichts anderes zwischen

den Präsidenten des Verwaltungsrates

der UBS
S
WITZERLAND
AG
und der

C
REDIT
S
UISSE
(S
CHWEIZ
) AG
vereinbart wird,

werden die

Verwaltungsräte der

P
ARTEIEN
diesen Fusionsvertrag

beim Handelsregister

anmelden oder

dafür sorgen,

dass dieser

Fusionsver-
trag beim Handelsregister angemeldet wird, sobald (i) die handelsrechtliche, geprüfte Bilanz der
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG per 31. März 2024 verfügbar

ist und die beigefügte aktuelle

Fusions-
bilanz per 30. September 2023

ersetzt hat, und (ii) sämtliche

aufschiebenden Bedingungen, die
in Ziff. 6.2 aufgeführt sind, erfüllt sind (oder auf deren Eintritt in Übereinstimmung mit Paragra-
phen
13

verzichtet wurde).
15
This merger agreement (and, consequently,

the Merger) will be deemed closed

as
soon as the entries in the commercial register in

respect of both Parties have been
made.

Dieser Fusionsvertrag (und damit die F
USION
) gilt als vollzogen, sobald die Eintragungen

im Han-
delsregister bei beiden P
ARTEIEN

durchgeführt worden sind.
16
The

Parties

undertake

to

use

their

best

efforts

to

do

everything,

not

to

forbear
anything and to cooperate with

each other to ensure that the closing

can occur as
quickly as possible.
Die P
ARTEIEN

verpflichten sich, alles Erforderliche

zu unternehmen, nichts zu

unterlassen und sich
gegenseitig zu unterstützen,

damit der Vollzug so rasch als möglich erfolgen kann.
17
The Parties undertake,

at the closing

of this merger

agreement and, if

necessary,
before or thereafter,

to execute any instruments, declarations, powers

of attorney
or

other

documents,

in

any

form,

including

but

not

limited

to

before

the

notary
(public or

private), to

do any

acts, including

but not

limited to

making any

appli-
cations, filings or reports, and to enter into any contracts,

deeds or other arrange-
ments that are required for the full closing of

this merger agreement.
Die P
ARTEIEN

verpflichten sich, beim – oder wenn notwendig vor oder nach dem

– Vollzug dieses
Fusionsvertrages alle

Urkunden zu

unterzeichnen, Erklärungen

abzugeben, Vollmachten

auszu-
stellen

oder

Dokumente

zu

unterzeichnen,

in

jeder

möglichen

Form,

einschliesslich vor

einem
(öffentlichen oder privaten) Notar,

alle Handlungen vorzunehmen,

einschliesslich von Anträgen,
Anmeldungen und

Berichten, sowie

Verträge einzugehen,

Urkunden auszustellen

oder sonstige
Vereinbarungen zu treffen, die der vollständige Vollzug dieses Fusionsvertrages erfordert.

Merger Agreement /
Fusionsvertrag

18
To

the extent

the transfer

by Credit

Suisse (Schweiz)

AG of all

its assets

and lia-
bilities, as

well as

its contracts (and

UBS Switzerland AG's

succession to the

same),
for the avoidance

of doubt,

including all

rights and obligations,

its position

in any
judicial,

arbitral

or

administrative

procedures,

the

powers

of

attorney

it

has
granted, as

well as

the licenses,

authorizations

and registrations

it has

obtained,
by universal

succession

by way

of this

merger

agreement

and

the Merger

Act is
not

recognized

and

/

or

given

full

effect

under

the

laws

of

a

foreign

jurisdiction
which apply to the transfer (" Relevant Jurisdiction "),
Soweit die Übertragung durch

C
REDIT
S
UISSE
(S
CHWEIZ
)
AG von ihren sämtlichen

Aktiven und Pas-
siven, sowie ihren Verträgen (und der

Rechtsnachfolge der UBS
S
WITZERLAND
AG in diese), wozu
klarstellend alle ihre Rechte und Pflichten, ihre Stellung in

Gerichts-, Schieds- oder Verwaltungs-
verfahren, von ihr erteilte Vollmachten

sowie die von ihr gehaltenen

Lizenzen, Bewilligungen und
Registereintragungen

gehören,

durch

Universalsukzession

mittels

dieses

Fusionsvertrages

und
des FusG

nach dem

Recht einer

Rechtsordnung, das

für die

Übertragung relevant

ist, ("
R
ELEVANTE
R
ECHTSORDNUNG
") nicht anerkannt wird und / oder nicht vollständig wirksam ist,

i)

Credit Suisse (Schweiz) AG herewith transfers, conveys and assigns all of its assets and liabilities,

as well as

contracts, including

the title and possession
of assets

or the

claims to

return the

title and

possession of

assets and

any
other rights or

obligations in

respect of Credit

Suisse (Schweiz)

AG's assets
and liabilities,

as well as

contracts, which

are governed

by the

laws of

such
Relevant

Jurisdiction to

UBS Switzerland

AG with

effect as

of completion

of
the

Merger

and

UBS

Switzerland

AG

herewith

accepts

this

transfer;

in

the
case of

any power

of attorney

granted by

Credit Suisse

(Schweiz) AG,

UBS
Switzerland AG herewith

grants to the corresponding

representative powers
of attorney in the same extent;
überträgt, übereignet und

zediert die C
REDIT
S
UISSE
(S
CHWEIZ
)
AG zum Zeitpunkt

der Wirk-
samkeit der

F
USION

hiermit alle

Aktiven und

Passiven sowie Verträge,

einschliesslich des
Eigentums und

Besitzes an

Sachen oder

der Ansprüche auf

Rückübertragung des

Eigen-
tums oder Besitzverschaffung und alle anderen Rechte und Pflichten in Bezug auf alle Ak-
tiven

und

Passiven

sowie

Verträge

der

C
REDIT
S
UISSE
(S
CHWEIZ
) AG,
die

dem

Recht

der
Relevanten

Rechtsordnung

unterliegen,

an

die
UBS S
WITZERLAND
AG,
und

die

UBS
S
WITZERLAND
AG

nimmt

diese Übertragung

hiermit

an; hinsichtlich

einer von

der

C
REDIT
S
UISSE
(S
CHWEIZ
)
AG erteilten Vollmacht

erteilt die UBS
S
WITZERLAND
AG dem entsprechen-
den Bevollmächtigten hiermit im gleichen Umfang Vollmacht;

ii)

the Parties

undertake

to

execute

and

deliver

(or

cause

to

execute

and

de-
liver) any instruments, declarations,

powers of attorney or other documents
in any form,

including but not limited

to before the

notary (public or

private),
and

to

do

any

acts

(or

cause

to

do

any

acts),

including

but

not

limited

to
making

any

applications,

filings

or

reports,

and

enter

into

any

contracts,
deeds or

other arrangements that

are required and/or

expedient to

evidence,
implement,

perfect

or

effect

such transfer

of

such

assets

and

liabilities,

as
well as contracts in accordance with the laws of such

Relevant Jurisdiction to
achieve the transfer as contemplated by this merger

agreement, to be com-
pleted prior

to, upon

or as

soon as

possible following

the closing

of the

Merger
(as applicable);

Merger Agreement /
Fusionsvertrag

verpflichten sich

die P
ARTEIEN
, sämtliche

Urkunden und

Vollmachten auszustellen,

Erklä-
rungen

abzugeben

und

Dokumente

zu

unterzeichnen,

in

jeder

möglichen

Form,

ein-
schliesslich vor einem (öffentlichen

oder privaten)

Notar, und jeweils zuzustellen

(oder die
Ausstellung, Abgabe, Unterzeichnung

und jeweilige Zustellung

zu veranlassen),

alle Hand-
lungen vorzunehmen

(oder zu

veranlassen), einschliesslich

von Anträgen,

Anmeldungen
und Berichten, sowie Verträge einzugehen, Urkunden

auszustellen oder sonstige Vorkeh-
rungen zu

treffen, die

erforderlich oder

förderlich sind,

um solche

Aktiven und

Passiven
sowie Verträge vor, zum Zeitpunkt oder unmittelbar nach dem Vollzug der F
USION
(soweit
zutreffend) nach den Bestimmungen dieser Relevanten Rechtsordnung zu übertragen, die
Übertragung zu

verstollständigen, nachzuweisen

oder umzusetzen,

um die

nach diesem
Fusionsvertrag angestrebte Übertragung zu erreichen;
iii)

in any

event, the assets

and liabilities,

as well as

contracts of

Credit Suisse
(Schweiz) AG, which

are governed by

the laws of

such Relevant

Jurisdiction
shall

be

deemed

as

transferred,

conveyed

or

assigned

to

and

accepted

by
UBS Switzerland AG from an economic perspective,

and UBS Switzerland AG
and Credit Suisse

(Schweiz) AG will use

commercially reasonable best efforts
to

request,

procure,

obtain

and

complete

also

the

legal

transfer

and

ac-
ceptance, conveyance or assignment of such assets and liabilities, as well as contracts in

accordance with

the laws

of such

Relevant

Jurisdiction as

soon
as possible following the closing of the Merger

;

and
in jedem Falle sollen

die Aktiven und Passiven

sowie Verträge der
C
REDIT
S
UISSE
(S
CHWEIZ
)
AG, die dem Recht

der Relevanten Rechtsordnung unterliegen, wirtschaftlich als auf UBS
AG

übertragen,

übereignet

oder

abgetreten

und

angenommen

gelten,

und

UBS
S
WITZERLAND

AG und C
REDIT
S
UISSE
(S
CHWEIZ
) AG werden sämtliche wirtschaftlich vertret-
baren Anstrengungen unternehmen, um die

rechtliche Übertragung und Annahme, Über-
eignung oder Abtretung

dieser Aktiven und

Passiven sowie Verträge

nach den Bestimmun-
gen dieser Relevanten

Rechtsordnung so rasch als

möglich nach dem

Vollzug der F
USION
zu beantragen, zu besorgen, einzuholen und zu erreichen; und
iv)

the Parties, for

the avoidance

of doubt, agree

that the inclusion

of the fore-
going clauses

(i) through (iii)

in this

merger agreement is

not intended in

any
manner to, and

shall not be

construed to,

limit the effectiveness

of the uni-
versal succession effected by way of the

Merger.
die P
ARTEIEN

stellen klar, dass die Aufnahme der vorstehenden Klauseln (i) bis (iii) in die-
sem Fusionsvertrag in keiner

Weise die Wirksamkeit der durch

die F
USION

herbeigeführten
Universalsukzession beinträchtigen

soll und auch

nicht in

diesem Sinne

zur Auslegung

her-
angezogen werden soll.
8 Miscellaneous / Verschiedenes
8.1

Taxes /
Steuern
19
Provided that

UBS Switzerland

AG and

Credit Suisse

(Schweiz) AG

belong to

the
same VAT

group at the

time of the consummation

of the Merger,

the Merger con-
templated by this agreement will

not be subject to Swiss value

added tax ("
VAT ").
Otherwise, the transfer

of assets and

liabilities as part

of the Merger

is subject to
VAT in

whole or in part. The VAT

obligation shall be fulfilled by application of the

Merger Agreement /
Fusionsvertrag

notification procedure pursuant to

art. 38 para. 1 of

the Swiss Federal Act

on Value
Added Tax.

No VAT

will

be paid

on the

transfer

of the

assets and

liabilities. UBS
Switzerland AG assumes the tax base for the transferring assets and liabilities and the degree of

use of the

transferring company that entitles Credit

Suisse (Schweiz)
AG to deduct input tax.
Bilden die UBS S
WITZERLAND
AG und C
REDIT
S
UISSE
(S
CHWEIZ
) AG zum Zeitpunkt des Vollzugs der
F
USION

Teil der gleichen Mehrwertsteuergruppe für

Schweizer Mehrwertsteuerzwecke ("
MWST "),
unterliegt

die

vorliegende

F
USION

nicht

der

MWST.

Andernfalls

unterliegt

die

Übertragung

der
Vermögenswerte im Rahmen der

F
USION

ganz oder teilweise der MWST.

Die Steuerpflicht wird im
Meldeverfahren gemäss Art. 38 Abs. 1

des Bundesgesetzes über die

Mehrwertsteuer erfüllt. Für
die Übertragung

der Vermögenswerte

wird keine

MWST entrichtet.

Die UBS
S
WITZERLAND
AG über-
nimmt für die übertragenden Vermögenswerte die Bemessungsgrundlage und den zum Vorsteu-
erabzug

berechtigenden

Verwendungsgrad

der

übertragenden

Gesellschaft

C
REDIT
S
UISSE
(S
CHWEIZ
) AG.
8.2

Modifications and amendments of the agreement

/
Vertragsänderung
und Vertragsanpassung
20
Any

modifications

to

this

merger

agreement

(including

this

paragraph)

must

be
made in writing.

Dieser Fusionsvertrag (inklusive dieser Paragraph) kann nur schriftlich abgeändert werden.

21
To the extent possible, each provision of this merger agreement is to be construed
so that it

is valid and

enforceable under applicable

law. Should

a provision of

this
merger agreement be

unenforceable or invalid, it

shall only

lapse to

the extent that
it

is unenforceable

or invalid

and

shall

otherwise

be

replaced

by

a

valid

and

en-
forceable provision which

a party acting

in good faith

would regard as

a commer-
cially adequate

replacement for

the provision

which is

invalid or unenforceable.

The
other provisions

of this

merger agreement

will remain

binding and

in force

under
all circumstances.
Wann immer möglich,

ist jede

Bestimmung dieses

Fusionsvertrages so

auszulegen, dass

sie unter
dem anwendbaren Recht gültig und durchsetzbar ist. Sollte eine Bestimmung dieses Fusionsver-
trages nicht vollstreckbar

oder ungültig sein, so

fällt sie nur

im Ausmass ihrer

Unvollstreckbarkeit
oder Ungültigkeit dahin und ist im Übrigen durch eine gültige und vollstreckbare Bestimmung zu ersetzen, die eine

gutgläubige Partei als ausreichenden

wirtschaftlichen Ersatz für

die ungültige
und unvollstreckbare

Bestimmung ansehen

würde. Die

übrigen Bestimmungen

dieses Fusions-
vertrages bleiben unter allen Umständen bindend und in Kraft.

8.3

Applicable law and jurisdiction /
Anwendbares Recht und Gerichtsstand
22
This

merger

agreement

shall

be

governed

by

and

construed

in

accordance

with
Swiss substantive

law,

excluding its

rules on

conflict of

laws and

excluding

inter-
national treaties (in

particular the

Vienna Convention

on the International

Sale of
Goods dated 11 April 1980; CISG).

Merger Agreement /
Fusionsvertrag

Dieser Fusionsvertrag

untersteht materiellem

Schweizer Recht

unter Ausschluss

der Kollisionsnor-
men und unter

Ausschluss internationaler Verträge

(insbesondere des

Wiener Kaufrechtsüberein-
kommens vom 11. April 1980; CISG).
23 Any disputes arising out of or in connection with this merger agreement, including disputes about its conclusion, validity, modification or dissolution, shall be submit-
ted to the exclusive jurisdiction of the courts of the city of Zurich (Zurich 1), Swit-
zerland.

Für sämtliche Streitigkeiten, die aus oder im Zusammenhang mit diesem

Fusionsvertrag entste-
hen, einschliesslich solcher

über sein gültiges

Zustandekommen, seine Rechtswirksamkeit,

Abän-
derung oder

Auflösung, sind

die Gerichte

der Stadt

Zürich (Zürich

1), Schweiz,

ausschliesslich
zuständig.
(Signatures on the following page)

(Unterschriften auf der nächsten Seite)

Merger Agreement /
Fusionsvertrag

Merger Agreement /
Fusionsvertrag

Exhibit

1
Merger Balance Sheet of Credit
Suisse (Schweiz) AG

(balance sheet per 30 September
2023)
Anhang 1
Fusionsbilanz der C
REDIT
S
UISSE
(S
CHWEIZ
) AG
(Bilanz per 30. September 2023)

Merger Agreement /
Fusionsvertrag

Credit Suisse (Schweiz) AG Standalone
30 September 2023
Swiss GAAP, in CHF million
Assets
Cash and other liquid assets 43,726
o/w SNB Cash 43,318
o/w Cash Other 408
Due from banks 10,512
Securities borrowing and reverse REPO 10,313
Loans 160,404
o/w Due from customers 33,215
o/w Mortgage loans 127,189
Trading

assets
1,016
Positive RV of derivatives 1,332
Other assets 2,157
Total assets 229,461
Liabilities and equity
Due to banks 55,826
Securities lending and repurchase agreements 9,355
Customer deposits 109,856
Trading

liabilities
0
Negative RV of derivatives 307
Bonds and mortgage-backed bonds 38,706
Other liabilities 3,062
Total

liabilities
217,112
Share capital 100
Legal capital reserves 11,544
Retained earnings 185
Net profit 519
Total

shareholders' equity
12,348
Total liabilities and shareholders' equity 229,461